                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        August  21, 2001
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                      NOVASTAR MORTGAGE FUNDING CORPORATION

             (Exact name of registrant as specified in its charter)


         Delaware                    333-50290-02                  48-1195807
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


1901 West 47th Place, Suite 105, Westwood, KS                     66205
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (913) 514-3200
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                                      None
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2, by NovaStar Mortgage Funding Trust, Series 2001-2, as to be described in a related Prospectus Supplement, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Exhibits:

          99.1 Related Computational Materials (as defined in Item 5 above).

          99.2 Related Revised Computational Materials (as defined in Item 5 above).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 25, 2001

                                       NOVASTAR MORTGAGE FUNDING CORPORATION



                                       By: /s/ Kelly  Meinders
                                           -------------------------------------
                                           Kelly Meinders
                                           Vice President


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